UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2022

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01          Regulation FD Disclosure.

On January 3, 2022, Cable One, Inc. (the “Company”) issued a press release announcing the closing of a joint venture transaction that was previously disclosed on a Current Report on Form 8-K furnished with the Securities and Exchange Commission on November 3, 2021.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained in this Item 7.01, as well as in Exhibit 99.1 hereto, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

This current report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify forward-looking statements by the words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would” or the negative version of these words or other comparable words. Any statements regarding the growth expectations and opportunities for the joint venture and any other statements that are not historical facts are forward-looking statements. Such forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include, but are not limited to, factors described under “Risk Factors” in the Company’s annual report on Form 10-K for the period ended December 31, 2020 and its quarterly report on Form 10-Q for the period ended September 30, 2021 and the Company’s other filings with the Securities and Exchange Commission. Each forward-looking statement contained herein speaks only as of the date of this current report, and the Company undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01.          Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by Cable One, Inc., dated January 3, 2022.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: January 3, 2022